EXHIBIT 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended December 31, 2015

Fourth Quarter 2015

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

        The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Fourth Quarter 2015

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS
Anthony E. Malkin	William H. Berkman		Alice M. Connell
Chairman and Chief Executive	Director		Director, Chair of
Officer			Finance Committee

Thomas J. DeRosa	Steven J. Gilbert		S. Michael Giliberto
Director	Director, Lead Director		Director, Chair of
Audit Committee

James D. Robinson IV
Director, Chair of Compensation and Nominating/Corporate
Governance Committees

EXECUTIVE MANAGEMENT
Anthony E. Malkin	John B. Kessler		Thomas P. Durels
Chairman and Chief Executive	President and Chief Operating		Executive Vice President and
Officer	Officer		Director of Leasing and
Operations

David A. Karp	Thomas N. Keltner, Jr.
Executive Vice President and Chief	Executive Vice President,
Financial Officer	General Counsel and Secretary

COMPANY INFORMATION
Corporate Headquarters	Investor Relations		New York Stock Exchange
One Grand Central Place	David A. Karp		Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 687-8700

ANALYST COVERAGE
Firm	Analyst	Phone	Email
Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
Capital One Securities, Inc.	Thomas Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wellsfargo.com

Fourth Quarter 2015

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
Selected Items:
Revenue	$165,200		$175,779		$164,773		$151,882		$170,411
EBITDA (1)	$82,254		$90,471		$84,434		$64,941		$79,846
Cash net operating income (1)	$83,066		$89,490		$84,926		$67,656		$78,161
Net income	$19,370		$26,085		$26,585		$7,888		$10,964
Core funds from operations (“Core FFO”) (1)	$66,179		$70,573		$68,255		$52,670		$65,212
Core funds available for distribution (“Core FAD”) (1)	$52,552		$59,197		$55,903		$42,645		$49,546
Core FFO per share - diluted	$0.25		$0.27		$0.26		$0.20		$0.25
Core FAD per share - diluted	$0.20		$0.22		$0.21		$0.16		$0.19
Dividends declared and paid per share	$0.085		$0.085		$0.085		$0.085		$0.085

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,063,752		10,087,018		10,042,025		10,018,399		10,014,264
Percent occupied (2)	87.3%		87.4%		88.0%		87.6%		88.6%

Observatory Metrics:
Number of visitors	949,000		1,327,000		1,165,000		622,000		997,000
Change in visitors year over year	-4.8%		-5.5%		-4.7%		-6.3%		1.8%
Observatory revenues	$27,647		$35,702		$30,600		$18,223		$28,167
Change in revenues year over year	-1.8%		0.1%		0.7%		5.2%		10.9%

Ratios:
Consolidated Debt to Total Market Capitalization (3)	25%		26%		26%		24%		25%
Consolidated Debt and Perpetual Preferred Units to
Total Market Capitalization (3)	26%		27%		27%		24%		26%
Consolidated Debt to EBITDA (4)	5.1	x	5.1	x	5.2	x	5.4	x	5.6	x
Consolidated Net Debt to EBITDA (4)	4.9	x	5.0	x	5.1	x	5.2	x	5.4	x
Interest Coverage Ratio	5.3	x	5.4	x	5.6	x	4.4	x	5.3	x
Core FFO Payout Ratio (5)	34%		32%		33%		43%		35%
Core FAD Payout Ratio (6)	43%		38%		41%		53%		46%

Class A common stock price at quarter end	$18.07		$17.03		$17.06		$18.81		$17.58
Average closing price	$17.95		$17.19		$18.01		$18.15		$16.28
Dividends per share - annualized	$0.34		$0.34		$0.34		$0.34		$0.34
Dividend yield (7)	1.9%		2.0%		2.0%		1.8%		1.9%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360
Class A common stock	118,903,312		116,823,306		113,119,634		110,598,327		106,030,449
Class B common stock	1,120,067		1,130,728		1,134,252		1,149,014		1,161,438
Operating partnership units	147,550,632		149,625,374		153,332,538		155,808,466		159,912,447

Total common stock and operating partnership units outstanding	267,574,011		267,579,408		267,586,424		267,555,807		267,104,334

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20.
(2)	Based on leases signed and commenced as of end of period.
(3)	Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2015 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2015; (ii) the number of perpetual preferred units at December 31, 2015 multiplied by $16.62 and (iii) our outstanding indebtedness as of December 31, 2015.
(4)	Calculated based on trailing 12 months EBITDA.
(5)	Represents the amount of Core FFO paid out in distributions.
(6)	Represents the amount of Core FAD paid out in distributions.
(7)	Based on the closing price per share of Class A common stock on December 31, 2015.

Fourth Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,063,752	7,998,804	1,860,496	204,452
Occupancy (2)	87.3%	85.4%	93.9%	100.0%

Revenue	$164,725	$112,958	$19,234	$4,886	$27,647
Operating expenses	(73,034)	(54,884)	(8,350)	(1,638)	(8,162)

Net operating income	91,691	58,074	10,884	3,248	19,485
Straight-line rent	(5,892)	(5,934)	(23)	65	—
Above/below-market lease amortization	(4,691)	(4,691)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$83,066	$49,407	$10,861	$3,313	$19,485

Leasing activity
Total leases executed	39	36	3	— (4)
Total square footage executed	198,216	174,169	24,047	—
Average rent psf - leases executed	$50.60	$53.66	$25.05	$—
Previously escalated rents psf	$37.75	$39.25	$26.43	$—
Percentage of new rent over previously escalated rents	34.0%	36.7%	-5.2%	—

Leasing commission costs per square foot	$14.82	$15.98	$6.41	$—
Tenant improvement costs per square foot	47.66	50.52	26.94	—

Total LC and TI per square foot (3)	$62.48	$66.50	$33.35	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	198,216	—	198,216
Average rent psf - leases executed	$50.60	$—	$50.60
Previously escalated rents psf	$37.75	$—	$37.75
Percentage of new rent over previously escalated rents	34.0%	—	34.0%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	174,169	—	174,169
Average rent psf - leases executed	$53.66	$—	$53.66
Previously escalated rents psf	$39.25	$—	$39.25
Percentage of new rent over previously escalated rents	36.7%	—	36.7%

Fourth Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,087,018	8,021,017	1,861,549	204,452
Occupancy (2)	87.4%	85.7%	93.6%	100.0%

Revenue	$172,661	$112,633	$19,426	$4,900	$35,702
Operating expenses	(74,892)	(57,790)	(8,345)	(1,473)	(7,284)

Net operating income	97,769	54,843	11,081	3,427	28,418
Straight-line rent	(5,441)	(5,608)	97	70	—
Above/below-market lease amortization	(4,795)	(4,795)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$89,490	$46,397	$11,178	$3,497	$28,418

Leasing activity
Total leases executed	67	55	12	—
Total square footage executed	338,477	286,746	51,731	—
Average rent psf - leases executed	$53.55	$57.08	$33.96	$—
Previously escalated rents psf	$39.82	$40.91	$33.75	$—
Percentage of new rent over previously escalated rents	34.5%	39.5%	0.6%	—

Leasing commission costs per square foot	$14.57	$16.08	$6.24	$—
Tenant improvement costs per square foot	55.16	59.29	32.30	—

Total LC and TI per square foot (3)	$69.73	$75.37	$38.54	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	335,904	2,573	338,477
Average rent psf - leases executed	$51.89	$269.80	$53.55
Previously escalated rents psf	$39.06	$138.63	$39.82
Percentage of new rent over previously escalated rents	32.9%	94.6%	34.5%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	284,173	2,573	286,746
Average rent psf - leases executed	$55.15	$269.80	$57.08
Previously escalated rents psf	$40.02	$138.63	$40.91
Percentage of new rent over previously escalated rents	37.8%	94.6%	39.5%

Fourth Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,042,025	7,975,720	1,862,130	204,175
Occupancy (2)	88.0%	86.4%	93.4%	100.0%

Revenue	$163,805	$109,252	$19,511	$4,442	$30,600
Operating expenses	(70,639)	(53,393)	(8,345)	(1,481)	(7,420)

Net operating income	93,166	55,859	11,166	2,961	23,180
Straight-line rent	(5,622)	(5,643)	(74)	95	—
Above/below-market lease amortization	(4,576)	(4,576)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$84,926	$47,598	$11,092	$3,056	$23,180

Leasing activity
Total leases executed	79	65	14	—
Total square footage executed	254,360	203,721	50,639	—
Average rent psf - leases executed	$64.67	$68.72	$41.90	$—
Previously escalated rents psf	$44.31	$44.42	$43.67	$—
Percentage of new rent over previously escalated rents	46.0%	54.7%	-4.0%	—

Leasing commission costs per square foot	$12.33	$14.24	$4.90	$—
Tenant improvement costs per square foot	47.15	51.25	31.55	—

Total LC and TI per square foot (3)	$59.48	$65.49	$36.45	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	236,324	18,036	254,360
Average rent psf - leases executed	$52.37	$207.71	$64.67
Previously escalated rents psf	$40.70	$91.08	$44.31
Percentage of new rent over previously escalated rents	28.7%	128.1%	46.0%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	185,685	18,036	203,721
Average rent psf - leases executed	$55.22	$207.71	$68.72
Previously escalated rents psf	$39.89	$91.08	$44.42
Percentage of new rent over previously escalated rents	38.4%	128.1%	54.7%

Fourth Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,018,399	7,953,643	1,860,581	204,175
Occupancy (2)	87.6%	86.2%	92.0%	100.0%

Revenue	$149,829	$107,733	$19,118	$4,755	$18,223
Operating expenses	(74,738)	(58,224)	(8,039)	(1,498)	(6,977)

Net operating income	75,091	49,509	11,079	3,257	11,246
Straight-line rent	(4,102)	(4,349)	271	(24)	—
Above/below-market lease amortization	(5,291)	(5,291)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$67,656	$41,827	$11,350	$3,233	$11,246

Leasing activity
Total leases executed	60	51	9	—
Total square footage executed	418,092	372,028	46,064	—
Average rent psf - leases executed	$88.38	$93.92	$40.44	$—
Previously escalated rents psf	$35.43	$35.00	$39.14	$—
Percentage of new rent over previously escalated rents	149.5%	168.3%	3.3%	—

Leasing commission costs per square foot	$37.58	$41.21	$8.22	$—
Tenant improvement costs per square foot	52.41	53.46	43.95	—

Total LC and TI per square foot (3)	$89.99	$94.67	$52.17	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	367,761	50,331	418,092
Average rent psf - leases executed	$52.64	$347.32	$88.38
Previously escalated rents psf	$35.33	$36.14	$35.43
Percentage of new rent over previously escalated rents	49.0%	861.0%	149.5%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	321,697	50,331	372,028
Average rent psf - leases executed	$54.27	$347.32	$93.92
Previously escalated rents psf	$34.82	$36.14	$35.00
Percentage of new rent over previously escalated rents	55.9%	861.0%	168.3%

Fourth Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2014
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,014,264	7,948,743	1,861,346	204,175
Occupancy (2)	88.6%	87.7%	91.1%	100.0%

Revenue	$165,041	$113,789	$18,497	$4,588	$28,167
Operating expenses	(75,655)	(58,483)	(7,591)	(1,750)	(7,831)

Net operating income	89,386	55,306	10,906	2,838	20,336
Straight-line rent	(7,613)	(7,538)	(135)	60	—
Above/below-market lease amortization	(5,613)	(5,613)	—	—	—
Below-market ground lease amortization	2,001	2,001	—	—	—

Cash net operating income	$78,161	$44,156	$10,771	$2,898	$20,336

Leasing activity
Total leases executed	63	54	9	—
Total square footage executed	200,480	155,482	44,998	—
Average rent psf - leases executed	$55.67	$58.60	$34.93	$—
Previously escalated rents psf	$44.12	$45.23	$36.30	$—
Percentage of new rent over previously escalated rents	26.2%	29.6%	-3.8%	—

Leasing commission costs per square foot	$12.39	$13.41	$8.85	$—
Tenant improvement costs per square foot	36.92	35.28	42.58	—

Total LC and TI per square foot (3)	$49.31	$48.69	$51.43	$—

Notes:

(1)	Includes 518,792 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.
(4)	Excludes a standalone retail tenant that exercised a below-market renewal option contained within its lease for 48,377 square feet.

Fourth Quarter 2015

Property Detail

(unaudited)

					Annualized
					Rent
Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,701,356	86.4%	$117,999,922	$50.58	187
One Grand Central Place	Grand Central	1,192,231	83.4%	51,967,318	52.29	239
1400 Broadway (8)	Penn Station -Times Sq. South	902,810	87.8%	34,309,269	43.27	51
111 West 33th Street (9)	Penn Station -Times Sq. South	623,728	71.4%	21,138,144	47.47	24
250 West 57th Street	Columbus Circle - West Side	481,487	74.6%	18,584,120	51.76	121
501 Seventh Avenue	Penn Station -Times Sq. South	459,051	94.8%	18,383,050	42.24	34
1359 Broadway	Penn Station -Times Sq. South	453,924	87.8%	18,855,826	47.29	32
1350 Broadway (10)	Penn Station -Times Sq. South	372,901	81.4%	15,195,009	50.04	57
1333 Broadway	Penn Station -Times Sq. South	292,524	100.0%	13,692,608	46.81	10

Manhattan Office Properties - Office		7,480,012	84.9%	310,125,266	48.81	755

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	132,988	94.2%	17,383,058	138.72	18
One Grand Central Place	Grand Central	67,846	95.2%	6,923,722	107.32	13
1400 Broadway (8)	Penn Station -Times Sq. South	16,595	100.0%	2,030,502	122.36	10
112 West 34th Street (9)	Penn Station -Times Sq. South	93,348	96.5%	3,649,721	40.51	2
250 West 57th Street	Columbus Circle - West Side	49,229	89.6%	6,507,835	147.51	6
501 Seventh Avenue	Penn Station -Times Sq. South	34,536	87.1%	1,740,948	57.91	8
1359 Broadway	Penn Station -Times Sq. South	27,243	42.1%	1,115,963	97.25	4
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,672,846	210.01	6
1333 Broadway	Penn Station -Times Sq. South	65,233	97.2%	7,512,298	118.49	3

Manhattan Office Properties - Retail		518,792	92.0%	53,536,893	112.16	70

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		7,998,804	85.4%	363,662,159	53.23	825

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	794,571	95.5%	31,983,458	42.17	55
Metro Center	Stamford, CT	282,499	96.9%	15,434,472	56.40	31
383 Main Street	Norwalk, CT	259,914	96.6%	8,203,469	32.68	24
500 Mamaroneck Avenue	Harrison, NY	293,996	91.6%	7,902,818	29.33	32
10 Bank Street	White Plains, NY	229,516	85.0%	7,003,357	35.89	29

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,860,496	93.9%	70,527,574	40.35	171

Standalone Retail Properties
10 Union Square	Union Square	58,005	100.0%	6,406,260	110.44	14
1542 Third Avenue	Upper East Side	56,250	100.0%	3,421,409	60.83	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,469,238	77.68	2
77 West 55th Street	Midtown	24,102	100.0%	3,041,321	126.19	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,086,842	122.02	5
103-107 Main Street	Westport, CT	4,330	100.0%	697,353	161.05	1

Sub-Total/Weighted Average Standalone Retail Properties		204,452	100.0%	19,122,423	93.53	29

Portfolio Total		10,063,752	87.3%	$453,312,156	$51.61	1,025

Total/Weighted Average Office Properties		9,340,508	86.7%	$380,652,840	$46.98	926
Total/Weighted Average Retail Properties		723,244	94.3%	72,659,316	106.57	99

Portfolio Total		10,063,752	87.3%	$453,312,156	$51.61	1,025

Notes:

(1)	Excludes (i) 184,296 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of December 31, 2015.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2015 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDGF North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 48 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 62 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 35 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Fourth Quarter 2015

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	1,101,925	10.9%	$—	0.0%	$—
Signed leases not commenced	14	178,345	1.8%	—	0.0%	—
2016	174	770,320	7.7%	36,920,436	8.1%	47.93
2017	166	731,967	7.3%	36,627,890	8.1%	50.04
2018	164	828,370	8.2%	41,210,712	9.1%	49.75
2019	115	709,610	7.1%	33,838,514	7.5%	47.69
2020	130	953,483	9.5%	53,107,825	11.7%	55.70
2021	68	571,786	5.7%	30,499,865	6.7%	53.34
2022	45	460,780	4.6%	26,797,147	5.9%	58.16
2023	45	578,889	5.8%	31,143,147	6.9%	53.80
2024	33	530,627	5.3%	28,542,759	6.3%	53.79
2025	36	290,529	2.9%	17,511,464	3.9%	60.27
Thereafter	49	2,357,121	23.4%	117,112,397	25.8%	49.68

Total	1,039	10,063,752	100.0%	$453,312,156	100.0%	$51.61

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 184,296 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Fourth Quarter 2015

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	954,606	12.8%	$—	0.0%	$—
Signed leases not commenced	11	171,458	2.3%	—	0.0%	—
2016	143	558,939	7.5%	25,093,686	8.1%	44.90
2017	139	530,919	7.1%	26,151,539	8.4%	49.26
2018	124	551,348	7.4%	29,141,526	9.4%	52.86
2019	88	436,274	5.8%	20,974,605	6.8%	48.08
2020	92	645,702	8.6%	32,200,260	10.4%	49.87
2021	40	356,980	4.8%	17,559,087	5.7%	49.19
2022	28	212,213	2.8%	11,796,973	3.8%	55.59
2023	32	412,010	5.5%	20,379,247	6.6%	49.46
2024	16	348,508	4.7%	15,988,649	5.2%	45.88
2025	19	182,520	2.4%	10,152,371	3.3%	55.62
Thereafter	34	2,118,535	28.3%	100,687,323	32.5%	46.10

Total Manhattan office properties	766	7,480,012	100.0%	310,125,266	100.0%	48.81

Greater New York Metropolitan Area Office Properties
Available	—	108,226	5.8%	—	0.0%	—
Signed leases not commenced	1	4,532	0.2%	—	0.0%	—
2016	16	65,528	3.5%	2,474,265	3.5%	37.76
2017	21	154,599	8.3%	6,251,760	8.9%	40.44
2018	34	256,393	13.8%	9,693,655	13.7%	37.81
2019	21	246,987	13.3%	9,762,456	13.8%	39.53
2020	27	245,638	13.2%	10,191,618	14.5%	41.49
2021	22	185,304	10.0%	8,268,384	11.7%	44.62
2022	8	184,175	9.9%	7,153,931	10.1%	38.84
2023	6	118,242	6.4%	5,317,361	7.5%	44.97
2024	3	149,541	8.0%	6,661,272	9.4%	44.54
2025	10	79,273	4.3%	2,779,777	3.9%	35.07
Thereafter	3	62,058	3.3%	1,973,095	2.8%	41.16

Total greater New York metropolitan area office properties	172	1,860,496	100.0%	70,527,574	100.0%	40.35

Retail Properties
Available	—	39,093	5.4%	—	0.0%	—
Signed leases not commenced	2	2,355	0.3%	—	0.0%	—
2016	15	145,853	20.2%	9,352,485	12.9%	64.12
2017	6	46,449	6.4%	4,224,591	5.8%	90.95
2018	6	20,629	2.9%	2,375,531	3.3%	115.15
2019	6	26,349	3.6%	3,101,453	4.3%	117.71
2020	11	62,143	8.6%	10,715,947	14.7%	172.44
2021	6	29,502	4.1%	4,672,394	6.4%	158.38
2022	9	64,392	8.9%	7,846,243	10.8%	121.85
2023	7	48,637	6.7%	5,446,539	7.5%	111.98
2024	14	32,578	4.5%	5,892,838	8.1%	180.88
2025	7	28,736	4.0%	4,579,316	6.3%	159.36
Thereafter	12	176,528	24.4%	14,451,979	19.9%	107.85

Total retail properties	101	723,244	100.0%	72,659,316	100.0%	106.57

Total portfolio lease expirations	1,039	10,063,752	100.0%	$453,312,156	100.0%	$51.61

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 184,296 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Fourth Quarter 2015

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	254,569	9.4%	$—	0.0%	$—
Signed leases not commenced	5	114,036	4.2%	—	0.0%	—
2016	26	120,355	4.5%	4,573,957	3.9%	38.00
2017	26	94,385	3.5%	5,379,843	4.6%	57.00
2018	24	87,832	3.3%	4,962,379	4.2%	56.50
2019	15	61,464	2.3%	3,042,576	2.6%	49.50
2020	39	309,732	11.5%	16,592,730	14.1%	53.57
2021	11	83,520	3.1%	4,180,101	3.5%	50.05
2022	11	42,764	1.6%	2,908,420	2.5%	68.01
2023	9	55,370	2.0%	3,209,882	2.7%	57.97
2024	7	152,468	5.6%	7,384,952	6.3%	48.44
2025	5	68,575	2.5%	3,716,883	3.1%	54.20
Thereafter	14	1,256,286	46.5%	62,048,199	52.6%	49.39

Total Empire State Building office	192	2,701,356	100.0%	$117,999,922	100.0%	$50.58

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (6)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
2016	$765,002	$787,459	$1,552,461	5.3%
2017	5,299,080	3,403,012	8,702,092	29.6%
2018	7,027,817	3,542,011	10,569,828	35.9%
2019	212,240	66,333	278,573	0.9%
2020	2,275,270	577,553	2,852,823	9.7%
2021	2,062,456	292,303	2,354,759	8.0%
2022	2,007,111	290,058	2,297,169	7.8%
2023	609,356	102,680	712,036	2.4%
2024	43,260	48,418	91,678	0.3%

Total Empire State Building broadcasting licenses and leases	$20,301,592	$9,109,827	$29,411,419	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $4.8 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.
(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Fourth Quarter 2015

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Number of Leases	Number of Properties	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. Global Brands Group	3	2	Oct. 2023-Oct. 2028	12.1 years	656,224	6.5%	$28,902,221	6.4%
2. Coty	1	1	Jan. 2030	14.1 years	311,242	3.1%	16,019,109	3.5%
3. LinkedIn	1	1	Feb. 2026	10.2 years	184,487	1.8%	9,414,947	2.1%
4. PVH Corp.	1	1	Oct. 2028	12.8 years	211,311	2.1%	8,811,333	1.9%
5. Thomson Reuters	4	2	Apr. 2018-Apr. 2020	3.6 years	147,208	1.5%	7,719,003	1.7%
6. Li & Fung	3	1	Oct. 2021-Oct. 2027	8.2 years	149,436	1.5%	6,713,176	1.4%
7. Federal Deposit Insurance Corporation	1	1	Feb. 2020	4.1 years	121,879	1.2%	6,497,447	1.4%
8. Urban Outfitters	1	1	Sept. 2029	13.8 years	56,730	0.6%	6,392,674	1.4%
9. Duane Reade	3	3	Feb. 2021-Sept. 2027	8.8 years	47,541	0.5%	6,148,912	1.4%
10. Legg Mason	1	1	Sept. 2024	8.8 years	138,868	1.4%	6,129,367	1.4%
11. Footlocker	2	1	Apr. 2016	0.3 years	170,187	1.7%	5,527,692	1.2%
12. Bank of America	3	3	Apr. 2016-Feb. 2018	0.8 years	29,671	0.3%	5,509,572	1.2%
13. WDGF North America	1	1	May 2020	4.4 years	5,300	0.1%	4,951,062	1.1%
14. Kohl’s	1	1	May 2029	13.4 years	111,834	1.1%	4,659,589	1.0%
15. HNTB Corporation	1	1	Feb. 2026	10.1 years	78,361	0.8%	4,466,577	1.0%
16. On Deck Capital	3	1	Jan. 2016-Oct. 2026	9.1 years	86,123	0.9%	4,391,572	1.0%
17. Aeropostale	2	1	Nov. 2016-Nov. 2020	5.6 years	88,760	0.9%	4,305,871	0.9%
18. Shutterstock	1	1	Sept. 2024	8.8 years	89,433	0.9%	4,079,449	0.9%
19. Odyssey Reinsurance	1	1	Sept. 2022	6.8 years	101,619	1.0%	3,857,081	0.9%
20. The Interpublic Group of Companies	1	1	Aug. 2024	8.7 years	86,561	0.9%	3,851,035	0.9%

Total	35				2,872,775	28.8%	$148,347,689	32.7%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. None of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2015.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Fourth Quarter 2015

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
Capital expenditures	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Tenant improvements - first generation	$21,351	$29,552	$13,536	$27,662	$29,620
Tenant improvements - second generation	2,507	1,792	2,015	1,681	1,020
Leasing commissions - first generation	3,515	4,115	4,613	15,813	2,481
Leasing commissions - second generation	462	60	513	372	386
Building improvements - first generation	16,547	12,554	13,833	8,420	13,678
Building improvements - second generation	1,546	650	928	333	2,391

Total	$45,928	$48,723	$35,438	$54,281	$49,576

Building redevelopment program components

•	Upgrading common areas: lobbies, elevators, corridors and bathrooms

•	Installing energy efficient building systems

•	Improving roofs, windows and facades

Building redevelopment program costs (1) (2)

•	Spent to date: $645 million

•	To be invested: $30 to $50 million in 2016

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 470,000 square feet

•	Future redevelopment (other Manhattan properties) - 1,290,000 square feet

•	Redevelopment completed - 6,230,000 square feet

Inventory of vacant space (2)

•	Developed - 720,000 square feet, 77%

•	Undeveloped - 220,000 square feet, 23%

Inventory of undeveloped space (2)

•	Vacant - 220,000 square feet, 13%

•	Expires in 2016 - 500,000 square feet, 28%

•	Expires in 2017 and thereafter -1,040,000 square feet, 59%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include base building work in tenant spaces, tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Fourth Quarter 2015

Observatory Summary

(unaudited and in thousands)

	Three Months Ended
Observatory NOI	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Observatory revenue	$27,647	$35,702	$30,600	$18,223	$28,167
Observatory expenses	8,162	7,284	7,420	6,977	7,831

NOI	19,485	28,418	23,180	11,246	20,336
Intercompany rent expense (1)	16,853	20,828	18,910	11,664	17,874

NOI after intercompany rent	$2,632	$7,590	$4,270	$(418)	$2,462

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2011 to 2015

Fourth Quarter 2015

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,498	7,479	7,388	7,332	6,986
Building and improvements	2,067,636	2,036,187	1,996,318	1,967,260	1,931,681

	2,276,330	2,244,862	2,204,902	2,175,788	2,139,863
Less: accumulated depreciation	(465,584)	(445,549)	(423,279)	(399,851)	(377,552)

Commercial real estate properties, net	1,810,746	1,799,313	1,781,623	1,775,937	1,762,311
Cash and cash equivalents	46,685	46,388	34,221	36,463	45,732
Restricted cash	65,880	64,899	69,709	61,007	60,273
Tenant and other receivables, net	18,782	32,406	16,431	12,759	23,745
Deferred rent receivables, net	122,048	116,208	111,897	106,226	102,104
Prepaid expenses and other assets	50,460	33,759	47,857	30,715	48,504
Deferred costs, net	310,679	324,388	340,351	354,586	357,462
Acquired below-market ground leases, net	383,891	385,849	387,807	389,765	391,887
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,300,650	$3,294,689	$3,281,375	$3,258,937	$3,283,497

Liabilities and Equity
Mortgage notes payable	$747,661	$751,904	$756,081	$850,765	$898,998
Senior unsecured notes	587,018	586,167	585,325	584,529	234,980
Unsecured term loan facility	262,545	262,457	—	—	—
Unsecured revolving credit facility	35,192	14,802	279,412	159,022	—
Term loan and credit facility	—	—	—	—	464,676
Accounts payable and accrued expenses	111,099	106,699	101,674	101,797	96,563
Acquired below-market leases, net	104,171	112,312	121,286	129,736	138,859
Deferred revenue and other liabilities	31,388	38,066	18,713	20,994	27,876
Tenants’ security deposits	48,890	49,672	46,338	44,388	40,448

Total liabilities	1,927,964	1,922,079	1,908,829	1,891,231	1,902,400
Total equity	1,372,686	1,372,610	1,372,546	1,367,706	1,381,097

Total liabilities and equity	$3,300,650	$3,294,689	$3,281,375	$3,258,937	$3,283,497

Fourth Quarter 2015

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Rental revenue	$113,957	$110,903	$112,866	$110,058	$112,259
Tenant expense reimbursement	19,638	23,096	18,582	18,200	18,160
Observatory revenue	27,647	35,702	30,600	18,223	28,167
Construction revenue	—	—	374	1,607	4,918
Third party management and other fees	475	618	594	446	451
Other revenue and fees	3,483	5,460	1,757	3,348	6,456

Total revenues	165,200	175,779	164,773	151,882	170,411

Operating expenses
Property operating expenses	38,918	41,664	37,935	42,452	41,748
Ground rent expenses	2,332	2,331	2,332	2,331	2,375
Marketing, general, and administrative expenses	9,678	10,182	9,113	9,100	9,251
Observatory expenses	8,162	7,284	7,420	6,977	7,831
Construction expenses	—	—	353	2,869	5,423
Real estate taxes	23,622	23,613	22,952	22,978	23,702
Acquisition expenses	—	193	—	—	—
Depreciation and amortization	45,258	45,169	39,629	41,418	48,799

Total operating expenses	127,970	130,436	119,734	128,125	139,129

Total operating income	37,230	45,343	45,039	23,757	31,282
Other income (expense)
Interest expense	(17,194)	(16,680)	(17,571)	(16,047)	(19,816)

Income before income taxes	20,036	28,663	27,468	7,710	11,466
Income tax (expense) benefit	(666)	(2,578)	(883)	178	(502)

Net income	19,370	26,085	26,585	7,888	10,964
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(235)
Net income attributable to non-controlling interests	(10,884)	(14,631)	(15,231)	(4,516)	(6,587)

Net income attributable to Empire State Realty Trust, Inc.	$8,252	$11,220	$11,120	$3,138	$4,142

Weighted average common shares outstanding
Basic	118,706	115,900	112,852	109,400	103,022

Diluted	266,048	265,873	265,867	265,810	265,779

Net income per share attributable to Empire State Realty Trust, Inc.
Basic and Diluted	$0.07	$0.10	$0.10	$0.03	$0.04

Dividends per share	$0.085	$0.085	$0.085	$0.085	$0.085

Fourth Quarter 2015

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
Reconciliation of Net Income to FFO, Modified FFO and Core FFO	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net Income	$19,370	$26,085	$26,585	$7,888	$10,964
Preferred unit distributions	(234)	(234)	(234)	(234)	(235)
Real estate depreciation and amortization	45,085	45,072	39,542	41,233	48,711

FFO attributable to common stockholders and non-controlled interests	64,221	70,923	65,893	48,887	59,440
Amortization of below-market ground lease	1,958	1,957	1,958	1,958	2,001

Modified FFO attributable to common stockholders and non-controlled interests	66,179	72,880	67,851	50,845	61,441
Acquisition break-up fee	—	(2,500)	—	—	—
Acquisition expenses	—	193	—	—	—
Deferred financing costs write-off and prepayment penalty	—	—	404	1,345	3,771
Construction severance expenses, net of taxes	—	—	—	480	—

Core FFO attributable to common stockholders and non-controlled interests	$66,179	$70,573	$68,255	$52,670	$65,212

Total weighted average shares and Operating Partnership Units
Basic and Diluted	266,048	265,873	265,867	265,810	265,779

FFO attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.24	$0.27	$0.25	$0.18	$0.22

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.25	$0.27	$0.26	$0.19	$0.23

Core FFO attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.25	$0.27	$0.26	$0.20	$0.25

Reconciliation of Core FFO to Core FAD
Core FFO	$66,179	$70,573	$68,255	$52,670	$65,212
Add:
Amortization of deferred financing costs	1,141	1,086	1,054	1,076	1,541
Non-real estate depreciation and amortization	173	97	87	185	88
Amortization of non-cash compensation expense	1,225	1,334	1,230	1,694	813
Amortization of debt discount	668	668	668	668	668
Deduct:
Straight-line rental revenues	(5,892)	(5,441)	(5,622)	(4,102)	(7,613)
Amortization of debt premiums	(1,736)	(1,737)	(1,737)	(1,869)	(1,753)
Above/below-market rent revenue	(4,691)	(4,795)	(4,576)	(5,291)	(5,613)
FF&E purchases	—	(86)	—	—	—
Tenant improvements - second generation	(2,507)	(1,792)	(2,015)	(1,681)	(1,020)
Building improvements - second generation	(1,546)	(650)	(928)	(333)	(2,391)
Leasing commissions - second generation	(462)	(60)	(513)	(372)	(386)

Core FAD	$52,552	$59,197	$55,903	$42,645	$49,546

Core FAD attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.20	$0.22	$0.21	$0.16	$0.19

Reconciliation of Net Income to EBITDA
Net income	$19,370	$26,085	$26,585	$7,888	$10,964
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(235)
Interest expense	17,194	16,680	17,571	16,047	19,816
Income tax expense (benefit)	666	2,578	883	(178)	502
Depreciation and amortization	45,258	45,169	39,629	41,418	48,799
Acquisition expenses	—	193	—	—	—

EBITDA	$82,254	$90,471	$84,434	$64,941	$79,846

Fourth Quarter 2015

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
Reconciliation of Net Income to NOI and Cash NOI	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net income	$19,370	$26,085	$26,585	$7,888	$10,964
Add:
Marketing, general and administrative expenses	9,678	10,182	9,113	9,100	9,251
Depreciation and amortization	45,258	45,169	39,629	41,418	48,799
Interest expense	17,194	16,680	17,571	16,047	19,816
Construction expenses	—	—	353	2,869	5,423
Acquisition expenses	—	193	—	—	—
Income tax expense (benefit)	666	2,578	883	(178)	502
Less:
Construction revenue	—	—	(374)	(1,607)	(4,918)
Third-party management and other fees	(475)	(618)	(594)	(446)	(451)
Acquisition break-up fee	—	(2,500)	—	—	—

Net operating income	91,691	97,769	93,166	75,091	89,386

Straight-line rent	(5,892)	(5,441)	(5,622)	(4,102)	(7,613)
Above/below-market lease amortization	(4,691)	(4,795)	(4,576)	(5,291)	(5,613)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	2,001

Cash net operating income	83,066	89,490	84,926	67,656	78,161

Less: Observatory net operating income	(19,485)	(28,418)	(23,180)	(11,246)	(20,336)

Total portfolio (excluding observatory) cash net operating income	$63,581	$61,072	$61,746	$56,410	$57,825

Fourth Quarter 2015

Debt Summary

(unaudited and dollars in thousands)

	December 31, 2015			September 30, 2015
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$735,145	5.53%	2.7	$738,158	5.53%	3.0
Senior unsecured notes	600,000	3.47%	8.4	600,000	3.47%	8.6

Total fixed rate debt	1,335,145	4.61%	5.3	1,338,158	4.61%	5.5

Unsecured revolving credit facility	40,000	1.58%	3.1	20,000	1.34%	3.3
Unsecured term loan facility (1)	265,000	2.03%	6.7	265,000	1.79%	6.9

Total variable rate debt	305,000	1.97%	6.2	285,000	1.76%	6.7

Total debt	1,640,145	4.12%	5.4	1,623,158	4.11%	5.7

Premium/discount	5,181		18.60%	6,250
Deferred financing costs, net	(12,910)			(14,078)

Total	$1,632,416			$1,615,330

Notes:

(1)	Beginning August 2017, LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.

				Available
		Outstanding at		Capacity at
		December 31,	Letters	December 31,
Available Capacity	Facility	2015	of Credit	2015
Unsecured revolving credit facility (1)	$800,000	$40,000	$—	$760,000

			Current		In
Covenant Summary	Required		Quarter		Compliance
Maximum Total Leverage(2)	< 60%		29.8%		Yes
Maximum Secured Debt	< 40%		13.6%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	4.0	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	7.3	x	Yes
Maximum Unsecured Leverage	< 60%		25.0%		Yes
Maximum Secured Recourse Indebtedness	< 10%		0%		Yes
Minimum Tangible Net Worth	$745,356		$969,060		Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Fourth Quarter 2015

Debt Detail

(unaudited and dollars in thousands)

	Stated	Current
	Interest	Interest	Principal	Maturity
	Rate (%)	Rate (%)	Balance	Date	Amortization
Fixed rate mortgage debt:
10 Union Square	6.00%	6.00%	$20,289	5/1/2017	30 years
10 Bank Street	5.72%	5.72%	32,214	6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	18,222	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	238,765	7/5/2017	30 years
383 Main Avenue, Norwalk, CT	5.59%	5.59%	29,269	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	27,064	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	68,646	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	68,732	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,600	2/5/2018	30 years
112 West 34th Street (first lien mortgage loan)	6.01%	6.01%	76,406	4/5/2018	30 years
112 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,640	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	38,348	4/5/2018	30 years
Metro Center	3.59%	3.59%	97,950	11/5/2024	30 years

Total mortgage debt			735,145

Unsecured revolving credit facility	LIBOR plus 1.15%	1.58%	40,000	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured term loan facility	LIBOR plus 1.60%	2.03%	265,000	8/24/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.12%	1,640,145

Premium/discounts			5,181
Deferred financing costs, net			(12,910)

Total			$1,632,416

Fourth Quarter 2015

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2016	$12,387	$—	$12,387	0.8%	n/a
2017	10,070	355,761	365,831	22.3%	5.69%
2018	2,880	262,210	265,090	16.2%	6.02%
2019	2,188	290,000	292,188	17.8%	2.48%
2020	2,268	—	2,268	0.1%	n/a
Thereafter	9,706	692,675	702,381	42.8%	3.25%

Total debt	$39,499	$1,600,646	1,640,145	100.0%	4.12%

Premium/discount			5,181
Deferred financing costs, net			(12,910)

Total			$1,632,416

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	112 West 34th Street	Total
2016	108	675	735	1,518
2017	108	675	735	1,518
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
Thereafter	2,439	12,825	41,466	56,730

	$2,979	$16,200	$45,141	$64,320

Fourth Quarter 2015

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the July 2014 acquisition of two properties as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items associated with the Company’s initial public offering, or IPO, and formation transactions: gain on consolidation of non-controlling entities, acquisition expenses, severance expenses and retirement equity compensation expenses. It also adds back private perpetual preferred exchange offering expenses, acquisition expenses, and gain on settlement of lawsuit related to the Observatory, net of income taxes, deferred financing cost write-off, prepayment penalties, construction severance expenses and acquisition break-up fee. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes items associated with its IPO and formation transactions and other non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by investors and our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (i) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly entitled measures and, accordingly, our NOI may not-be comparable to similarly entitled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization and acquisition expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.